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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 21, 1997
                        (Date of earliest event reported)

                        ALTERNATIVE LIVING SERVICES, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                1-11999                              39-1771281
   (State or other jurisdiction of            (Commission file number)         (I.R.S. Employer Identification No.)
    incorporation or organization)

                        450 N. SUNNYSLOPE ROAD, SUITE 300
                           BROOKFIELD, WISCONSIN 53005
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (414) 789-9565
              (Registrant's telephone number, including area code)


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Item 2.           Acquisition or Disposition of Assets

On November 21, 1997, Alternative Living Services, Inc. (the "Company" or the "Registrant") completed $62 million in sale/leaseback financing with a subsidiary of Meditrust, a healthcare real estate investment trust (REIT). The financing involved the sale and leaseback of 24 of the Company's assisted living/dementia residences having an aggregate capacity of 775 residents, all of which residences were previously owned by the Company (including residences owned by majority owned, joint venture entities). The sale resulted in a deferred gain of approximately $4.8 million, which will be recognized over the initial twelve year lease terms. Of the $62 million in total proceeds, approximately $14 million was withheld in escrow to fund additional construction costs on six residences not substantially completed as of the date of this transaction. After repayment of approximately $41 million of bridge loan financing outstanding as of the date of the transaction, proceeds of $5 million (net of lease deposits and closing costs) are available to fund future development.

Pursuant to the sale/leaseback transaction, the Company is leasing these 24 residences from Meditrust pursuant to long-term operating leases. Each of such leases has a term of twelve years with an option to extend the lease for three additional periods of five years each. Rent for the 24 assisted living/dementia residences consists of base rent, which the Company expects will equal an annual aggregate of approximately $5.7 million, plus additional rent, the calculation of which is based on the revenue of each respective property. Such additional rent shall be payable commencing during the second year of the lease term.

The foregoing descriptions are qualified in their entirety by reference to the full text of the agreements which are filed herewith and incorporated herein by reference.

Item 5.           Other Information

         Pursuant to the Current Report on Form 8-K dated September 23, 1997, as amended by a Form 8-K/A filed on November 6, 1997, the Registrant reported on the consummation of its merger (the "Sterling Merger") with Sterling House Corporation ("Sterling") on October 23, 1997. Reference is made to this Current Report, as amended, for further information regarding the Sterling Merger.

         Significant expenses are expected to be incurred in connection with the consolidation and integration of ALS and Sterling as a result of the Sterling Merger. Such activities may include restructuring regional and corporate functions, consolidating information systems, integrating operations, and other personnel costs. In addition, under the pooling-of-interests accounting method, direct transaction costs are expensed in the period in which the transaction is consummated. Such costs include investment banking, legal, accounting, printing, solicitation and filing fees, and similar expenses. The Registrant anticipates recording a charge to earnings in the quarter ended December 31, 1997 related to the Sterling Merger in an aggregate range of $9 million to $11 million. A portion of these charges to earnings will be identified as non-recurring merger charges on the Registrant's financial statements for such quarter.

         Any statements contained herein which are not historical facts are forward-looking statements that involve risks and uncertainties. The Registrant cautions the reader that forward

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looking statements, such as estimated changes related to the Sterling Merger, may differ materially as a result of risks facing the Registrant.

Item 7.  Financial Statements, Pro Forma

      a) Financial Statements of Business Acquired.

            i)    Not applicable.

      b)    Pro Forma Financial Information.

            i) Alternative Living Services, Inc., Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 1997;
            ii) Alternative Living Services, Inc., Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 1997;
            iii) Alternative Living Services, Inc., Unaudited Pro Forma Condensed Combined Statement of Operations for the year Ended December 31, 1996;
            iv)   Unaudited Pro Forma Notes to Consolidated Financial
                  Statements.

      c) Exhibits:

      99.1 Form of Facility Lease dated as of November 21, 1997, between Meditrust Acquisition Corporation III and ALS Leasing, Inc. ("Form of Facility Lease").

      99.2 Schedule of Additional Facility Leases which are substantially similar to the Form of Facility Lease attached as Exhibit 99.1.

      99.3 Guaranty by Alternative Living Services, Inc. to Meditrust Acquisition Corporation III.

      99.4 Affiliated Party Subordination Agreement dated November 21, 1997, by and among ALS Leasing, Inc., the Company, the parties listed on Schedule A thereto, all other Affiliates as defined therein and Meditrust Acquisition Corporation III.

      99.5 Agreement Regarding Related Lease Transactions dated November 21, 1997, by and among ALS Leasing, Inc., the Company and Meditrust Acquisition Corporation III.


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               ALTERNATIVE LIVING SERVICES, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                           Pro Forma
                                                                         ALS             Adjustments             ALS
                                                                      Historical             (A)              Pro Forma
                                                                    ---------------    -----------------    ---------------
                              ASSETS
Current Assets:
    Cash and cash equivalents..................................         $   19,566         $    9,243       $       28,809
    Resident receivables, net..................................              5,562                 --                5,562
    Other current assets.......................................             26,407                 --               26,407
                                                                        ----------         ----------       --------------
        Total current assets...................................             51,535              9,243               60,778
                                                                        ----------         ----------       --------------
Property, plant and equipment, net.............................            288,677            (36,866)             251,811
Long-term investments..........................................              4,436                 --                4,436
Investment in and advances to unconsolidated affiliates........              2,168                 --                2,168
Other assets...................................................             19,771              1,285               21,056
                                                                        ----------         ----------       --------------
        Total assets...........................................         $  366,587         $  (26,338)      $      340,249
                                                                        ==========         ==========       ==============
                      LIABILITIES AND EQUITY


Current liabilities:

    Current installments of long-term debt.....................         $      916         $       --       $          916
    Short-term notes payable...................................             26,046             (6,000)              20,046
    Accounts payable...........................................             15,016                 --               15,016
    Accrued expenses...........................................             17,788               (170)              17,618
                                                                        ----------         ----------       --------------
        Total current liabilities..............................             59,766             (6,170)              53,596
                                                                        ----------         ----------       --------------
Long-term Debt, less current installments......................            195,478            (25,000)             170,478
Other long-term liabilities....................................                 --                 --                   --
Deferred gain on sale..........................................              7,466              4,832               12,298
Minority interest..............................................             12,614                 --               12,614
Stockholders' equity:
    Common stock and paid in capital...........................            104,444                 --              104,444
    Accumulated deficit........................................            (13,181)                --              (13,181)
                                                                        ----------         ----------       --------------
        Total stockholders' equity.............................             91,263                 --               91,263
                                                                        ----------         ----------       --------------
        Total liabilities and equity...........................            366,587            (26,338)      $      340,249
                                                                        ==========         ==========       ==============

          See accompanying notes to consolidated financial statements.


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                        ALTERNATIVE LIVING SERVICES, INC.
                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     Meditrust        The Company
                                                        The        Sale/Leaseback       Pro Forma
                                                       Company           (A)           As Adjusted
                                                      ---------    ---------------     -----------
Statement of Operations Data:
Operating revenues                                     $ 89,104              --          $ 89,104
Operating Expenses:
    Residence operations                                 56,153              --            56,153
    Lease expense                                        18,088           1,288            19,376
    General & administrative                             11,480              --            11,480
    Depreciation & amortization                           6,828            (584)            6,244
    Non-recurring charge                                     --              --                --
                                                       --------         -------          --------
        Total operating expenses                         92,549             704            93,253
                                                       --------         -------          --------
Operating loss                                           (3,445)           (704)           (4,149)
                                                       --------         -------          --------
Other income (expense):
    Interest expense (net)                               (2,236)            916            (1,320)
    Equity in losses of
      unconsolidated affiliates                            (195)             --              (195)
    Minority interest in losses of
      consolidated subsidiaries                           6,022              --             6,022
    Other, net                                              (67)             --               (67)
                                                       --------         -------          --------
        Total other income
         (expense) net                                    3,524             916             4,440
                                                       --------         -------          --------
Loss before income taxes                                     79             212               291
                                                       --------         -------          --------
Provision for income taxes                                   --              --                --
                                                       --------         -------          --------

Net income from continuing operations                        79             212               291
                                                       ========         =======          ========

Net income/(loss) per share                            $   0.00                          $   0.02
                                                       ========                          ========
Weighted average shares
  outstanding                                            18,989                            18,989
                                                       ========                          ========



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               ALTERNATIVE LIVING SERVICES, INC. AND SUBSIDIARIES
                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                        Meditrust        The Company
                                                        The           Sale/Leaseback      Pro Forma
                                                       Company               (A)         As Adjusted
                                                      ---------       ---------------    -----------
Statement of Operations Data:
Operating revenues                                     $ 55,637              --          $ 55,637
Operating Expenses:
    Residence operations                                 35,977              --            35,977
    Lease expense                                         9,035             382             9,417
    General & administrative                             11,143              --            11,143
    Depreciation & amortization                           4,223            (192)            4,031
    Non-recurring charge                                    976              --               976
                                                       --------         -------          --------
        Total operating expenses                         61,354             190            61,544
                                                       --------         -------          --------
Operating loss                                           (5,717)           (190)           (5,907)
Other income (expense):
    Interest expense (net)                               (3,231)            209            (3,022)
    Equity in losses of
      unconsolidated affiliates                             (52)             --               (52)
    Minority interest in losses of
      consolidated subsidiaries                              76              --                76
    Other, net                                              (31)             --               (31)
                                                       --------         -------          --------
        Total other income
         (expense) net                                   (3,238)            209            (3,029)
                                                       --------         -------          --------
Loss before income taxes                                 (8,955)             19            (8,936)
                                                       --------         -------          --------
Provision for income taxes                                 (159)             --              (159)
                                                       --------         -------          --------

Net income/(loss) from
    continuing operations                              $ (8,796)        $    19          $ (8,777)
                                                       ========         =======          ========

Net income/(loss) per share                            $  (0.57)                         $  (0.57)
                                                       ========                          ========

Weighted average shares
  outstanding                                            15,429                            15,429
                                                       ========                          ========





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                      ALTERNATIVE LIVING SERVICES, INC.
                         UNAUDITED PRO FORMA NOTES TO
                      CONSOLIDATED FINANCIAL STATEMENTS

(A) To record effects of the November 21, 1997 sale/leaseback of 24 residences, the pro forma adjustments of expenses and net income/(loss) were made for the number of months each residence was in operation based on the date each facility originally opened or was acquired by the Company. Of these residences, 17 were in operation as of September 30, 1997. The name of these residences and the month and year each such residence was opened or acquired are: WovenHearts Sun Prairie, May, 1994; WovenHearts Manitowoc, December, 1995; WovenHearts Neenah, April, 1996; WovenHearts Oshkosh, August 1996; WovenHearts Mankato, October, 1996; WovenHearts Medford, December, 1996; WovenHearts Wisconsin Rapids, December, 1996; WovenHearts Wausau, December, 1996; WovenHearts Plover, December , 1996; WovenHearts Owatonna, December, 1996; WovenHearts Winona, January, 1997; WovenHearts Eau Claire, February, 1997; WovenHearts Middleton, April, 1997; WovenHearts Faribault, April, 1997; WovenHearts Sauk Rapids, April, 1997; WovenHearts Willmar, April 1997; Clare Bridge of Greensboro, September, 1997. As of September 30, 1997, 7 additional residences; Wynwood Lansing; Wynwood of Greensboro, Wynwood and Clare Bridge Charlotte; Clare Bridge Jacksonville; Clare Bridge Charleston; and Clare Bridge Columbia were not in operation and are only reflected in the pro forma balance sheet for construction expenditures through September 30, 1997. The Meditrust sale/leaseback impact is:

         For the nine months ended September 30, 1997:

         (i) an increase in lease expense of $1,288,000 resulting from lease payments due to Meditrust, (ii) a decrease in depreciation expense of $584,000 due to the sale of $36.9 million of property, plant, and equipment, including $267,000 amortization of $4.8 million of deferred gain, (iii) a decrease of $427,000 of interest expense related to long-term debt paid off with sale/leaseback proceeds, and (iv) interest income of $489,000 on the $20.8 million net proceeds at an assumed 5% interest return.

         For the year ended December 31, 1996:

         (i) an increase in lease expense of $382,000 resulting from lease payments due to Meditrust, (ii) a decrease in depreciation expense of $192,000 due to the sale of $9.5 million of property, plant, and equipment, including $82,000 amortization of $2.3 million of deferred gain, and (iii) interest income of $209,000 on the $12.1 million net proceeds at an assumed 5% interest return.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 2, 1997

                             ALTERNATIVE LIVING SERVICES, INC.
                             (Registrant)

                             By:  /s/  Thomas E. Komula
                                  ---------------------
                             Thomas E. Komula, Senior Vice President, Treasurer and Chief Financial Officer



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                                 EXHIBIT INDEX


      99.1 Form of Facility Lease dated as of November 21, 1997, between Meditrust Acquisition Corporation III and ALS Leasing, Inc. ("Form of Facility Lease").

      99.2 Schedule of Additional Facility Leases which are substantially similar to the Form of Facility Lease attached as Exhibit 99.1.

      99.3 Guaranty by Alternative Living Services, Inc. to Meditrust Acquisition Corporation III.

      99.4 Affiliated Party Subordination Agreement dated November 21, 1997, by and among ALS Leasing, Inc., the Company, the parties listed on Schedule A thereto, all other Affiliates as defined therein and Meditrust Acquisition Corporation III.

      99.5 Agreement Regarding Related Lease Transactions dated November 21, 1997, by and among ALS Leasing, Inc., the Company and Meditrust Acquisition Corporation III.